SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 5, 2003

GLOBAL PRECISION MEDICAL INC.

(Exact Name of Registrant as Specified in Its Charter)

WYOMING	0-30330	N/A
(State or other jurisdiction of	(I.R.S. Employer	(Commission
incorporation or organization)	(Identification No.)	File Number)

#536 – 1489 Marine Drive, West Vancouver, British Columbia	V7T 1B8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 250-404-0310

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

ITEM 5.

OTHER EVENTS

See Press Release attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GLOBAL PRECISION MEDICAL INC.

(Registrant)

Date: November 5, 2003

By

/s/ Linda Holmes

Linda Holmes

Corporate Secretary